UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐    Preliminary Proxy Statement

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

Thompson IM Funds, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

December 27, 2022

Dear Shareholder:

A special meeting of shareholders of the Funds of Thompson IM Funds, Inc. (the “Company”), will be held at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717, on February 23, 2023, at 11:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the Notice, a proxy statement, and a proxy card.

We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. We ask that you vote FOR the proposals listed in the Notice and proxy statement. To vote, simply fill out the enclosed proxy card. Please be sure to sign, date and return the enclosed proxy card to us in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions on the proxy card.

Your vote is very important to us. If we do not hear from you by February 6, 2023, a representative of the Company may contact you. In addition, Broadridge Financial Solutions, a proxy solicitation firm, has been engaged to assist shareholders during the solicitation process. Thank you for your response and for your continued investment with the Funds.

Sincerely,

Jason L. Stephens
Chief Executive Officer
Thompson IM Funds, Inc.
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THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Please read the full text of the enclosed Proxy Statement. The following is a brief overview of the proposed matter affecting your Fund that requires your vote.

Q. Why am I being asked to vote?

A. As of December 15, 2022, the Record Date for the Meeting, you were a shareholder of one or more of the Funds. The proposal requires the approval of Fund shareholders. The board members (the “Board”) of each Fund has approved the proposal below and unanimously recommends that you vote “FOR” each of the nominees.

Q. What are stockholders being asked to vote on at the upcoming special meeting of shareholders on February 23, 2023 (the “Meeting”)?

A. At the special meeting, you will be voting on a proposal to elect directors to the Board of Directors (the “Board”) of Thompson IM Funds, Inc. (the “Company”).

Q. Who are the nominees for Director?

A. There are five nominees. Four currently serve on the Board. Two of those currently serving were elected by shareholders. Two were previously appointed by the Board. In addition, one individual has been nominated to the Board. Ms. Patricia Lipton, who currently serves as a member of the Board, will be retiring as a member of the Board in the spring of 2023 and is not standing for re-election.

Q. How does the Board recommend that I vote?

A. The Company’s Board recommends that you vote FOR each of the nominees.

Q. How do I vote?

A. You may vote your shares by telephone, via the Internet, by mail or by attending the Meeting in person. To vote by telephone (24 hours a day) or via the Internet (24 hours a day), please call the number on your proxy card(s) or visit the website and follow the instructions. When voting by telephone or via the Internet you will be required to enter the identifying

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numbers that appear on your proxy card(s). You can vote by mail by completing, signing, and dating the enclosed proxy card(s) and mailing it in the postage-paid envelope. Proxy cards that are signed and dated, but not completed, will be voted “FOR” each of the nominees. Please refer to your proxy card for further instructions.

Q. Who is entitled to vote at the meeting?

A. Stockholders of record as of the close of business on December 15, 2022, are entitled to vote at the Meeting for the election of directors to the Board. All eligible stockholders are encouraged to vote.

Q. How many votes are needed to approve the proposal and to elect the nominees to the Board?

A. Directors are elected by a plurality of the votes cast by the holders of shares of the Funds’ common stock present in person or represented by proxy at a meeting at which a quorum is present, voting together. The presence of a majority of the shares of the Funds of the Company constitutes a quorum for purposes of voting for the election of directors to the Board. For purposes of the election of directors to the Board, abstentions and “broker non-votes” will have no effect in the election of directors, but will be considered present with regard to determining whether a quorum is present.

Q. What if the proposal is not approved?

A. If there are not enough votes by shareholders of the Funds to approve the proposal by the time of the Meeting, the meeting may be adjourned or postponed to permit further solicitation of proxy votes.

Q. Who will pay the costs associated with obtaining shareholder approval of the proposal?

A. The Board of each Fund has determined that the expenses associated with obtaining shareholder approval of the proposal, including printing and mailing of this Proxy Statement and tabulation and solicitation of proxies, are appropriate expenses for the Fund to incur. Accordingly, the Funds will bear these costs. We estimate that these costs will be approximately $135,000 in the aggregate.

Q. How many votes am I entitled to cast?

A. As a shareholder of a Fund, you are entitled to one vote per share and a proportionate fractional vote for each fractional share you own of a Fund on the Record Date with respect to the Meeting.

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Q. How do I sign the proxy card?

A. When voting by telephone or via the Internet, you will be required to enter the identifying numbers that appear on your proxy card(s). If voting by mail, please complete, sign and date the proxy card(s). When signing the proxy card(s):

Individual accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.

All other accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

You can help reduce shareholder costs by voting promptly. Your vote is important, regardless of the number of shares you own. Please read the enclosed material and vote your shares. If you wish to vote in person at the Meeting, please complete each proxy card you receive and bring it to the Meeting. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. Whichever voting method you choose, please take time to read the full text of the enclosed Proxy Statement before you vote.

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THOMPSON IM FUNDS, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

TO BE HELD ON

February 23, 2023

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on February 23, 2023. The proxy statement to shareholders is available at www.thompsonim.com or by calling the Company at 1-800-999-0887.

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds of Thompson IM Funds, Inc. (the “Company”) will be held at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717, on February 23, 2023, at 11:00 a.m., to vote on the following proposals:

Proposal	Shareholders entitled to vote	Page
(1) To elect five Directors to the Company’s Board of Directors	A plurality of the votes cast by the holders of shares of the Funds voting together.	3
(2) To conduct any other business that may properly come before the Meeting, or adjournment thereof.

Shareholders of record of a Fund on December 15, 2022, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals.

Persons named as proxies will vote “FOR” any such proposal, including any proposed adjournment, with regard to those proxies for which they are entitled to vote in favor and will vote “AGAINST” any such proposal, including any proposed adjournment, with regard to those proxies that state they should be voted against such proposal.

The Board of Directors of the Funds (the “Board”) unanimously recommends that you vote “FOR” each of the nominees.

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The proposed business cannot be conducted for a Fund at the Meeting unless the required quorum of shares of the Fund outstanding on the Record Date is present in person or by proxy. Therefore, please cast your vote by telephone, via the Internet or by completing, signing, dating, and returning the enclosed proxy card(s) as soon as possible. You may revoke your proxy at any time before its use. Only shareholders of record of a Fund at the close of business on the Record Date are entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.

Your vote is important to us. Thank you for taking the time to consider these important proposals.

By Order of the Board of Directors of
Thompson IM Funds, Inc.

Lesley T. Bailey
Secretary

December 27, 2022

IMPORTANT

Whether or not you plan to attend the meeting in person, please vote your shares. We ask that you vote promptly to avoid expense of further solicitation.

To vote by any of the following methods, please read the Proxy Statement and follow the instructions below.

1.   To vote online please have your Proxy Card at hand, go to the website that appears on your Proxy Card, and follow the simple instructions.

2.   To vote by telephone please have your Proxy Card at hand, call the telephone number that appears on your Proxy Card, enter the control number that appears on the Proxy Card, and follow the simple instructions.

3.   To vote by mail enclose your voted and signed (in ink) Proxy Card in the postage paid envelope provided and send to the address on the envelope

Some shareholders hold shares in more than one Fund and may receive proxy cards and/or proxy materials for each Fund owned.

We encourage you to vote by telephone or online using the control number that appears on the enclosed Proxy Card. Use of telephone or online voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If voting by telephone or online, you do not need to mail back your Proxy Card.

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THOMPSON IM FUNDS, INC.

THOMPSON LARGECAP FUND ®

THOMPSON MIDCAP FUND ®

THOMPSON BOND FUND ®

(EACH A “FUND,” AND COLLECTIVELY, THE “FUNDS”)

1255 Fourier Drive, Suite 200,

Madison, Wisconsin 53717

PROXY STATEMENT

DATED December 27, 2022

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON

February 23, 2023

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of Thompson IM Funds, Inc. (the “Company”), on behalf of the Funds, for use at a special meeting of shareholders of the Company to be held at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717, on February 23, 2023, at 11:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the “Meeting”). This Proxy Statement, the Notice of Special Meeting and the proxy card are being mailed to shareholders of the Funds on or about December 27, 2022.

The Funds provide periodic reports to shareholders of the Funds, which highlight relevant information about each Fund, including investment results and a review of portfolio investments. You may receive an additional copy of the most recent annual report and semi-annual report of the Funds, without charge, by calling 1-800-999-0887, by downloading those reports from the Company’s website at www.thompsonim.com or by writing to:

Thompson IM Funds, Inc.

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

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The Funds’ primary service providers are discussed in this Proxy Statement. The Funds’ investment adviser is Thompson Investment Management, Inc. (“TIM” or the “Advisor”), 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717. TIM also acts as administrator to the Funds. The Funds’ principal underwriter is Quasar Distributors, LLC (“Quasar” or the “Underwriter”), 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202.

INTRODUCTION

The Board is soliciting proxies from shareholders of the Funds with respect to the election of five Directors, as well as with regard to any other business that may properly come before the Meeting.

Election of Board of Directors. At the Meeting, each shareholder of the Company will be asked to elect the five individuals listed below to the Board, to hold office until their respective successors are duly elected and qualified. The individuals named as proxies on your proxy card will vote for the election of all of the individuals listed below unless authority to vote for any or all of the nominees is withheld in the proxy card. All of the nominees listed below have consented to serve as Directors, if elected. However, if any nominee should become unavailable for election due to events not known or anticipated, the individuals named as proxies will vote for such other nominees as the current Board may recommend.

The following nominees are currently members of the Board: Mr. George E. Austin, Ms. Cornelia Boyle, Ms. Joyce Minor, and Mr. Jason L. Stephens. Each current member of the Board has been previously elected to the Board by the shareholders of the Company, except for Ms. Cornelia Boyle and Ms. Joyce Minor. Ms. Cornelia Boyle and Ms. Joyce Minor were previously appointed to the Board but were not previously elected by the shareholders of the Company. The Board is also recommending that Mr. James T. Evans be elected to the Board. Ms. Patricia Lipton, who currently serves as a member of the Board, will be retiring as a member of the Board in the spring of 2023 and is not standing for re-election.

Section 16 of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that at least a majority of the Directors be elected by shareholders. If less than a majority of the Directors have been elected by shareholders, then the Board is required to hold a shareholder meeting for the purpose of electing Directors to fill any existing vacancies on the Board. The Company is not required by applicable federal or state law to solicit election of the current members of the Board. However, as the Board is already soliciting the shareholders of the Company to elect one additional Director, Mr. Evans, the Board has decided to solicit the shareholders of the Company to elect all of the members of the Board; the election of all of the members of the Board will provide the Company with the most flexibility with regard to the Section 16 requirement, and should allow the Company to minimize both its and shareholders’ future costs and inefficiencies that might arise if the Company were required under Section 16 to call another meeting for the sole purpose of election of Directors.

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SUMMARY OF PROPOSAL AND FUNDS AFFECTED

The shareholders of all of the Funds, voting together, will be entitled to vote at the Meeting on the proposal being presented for shareholder consideration. The proposal is set forth in the Notice of Special Meeting and is discussed in detail in this Proxy Statement.

Although the Directors do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the individuals named in the proxy with respect to any other matters that might properly be brought before the Meeting. Those individuals intend to vote all proxies in accordance with their best judgment and in the interest of the Company and each Fund.

PROPOSAL 1: ELECTION OF THE DIRECTORS OF THE BOARD

At the Meeting, shareholders of the Company will be asked to elect to the Board five Directors, to hold office until their respective successors are duly elected and qualified. Each of Mr. Austin, and Mr. Stephens was previously elected to the Board. Ms. Boyle and Ms. Minor was previously appointed to the Board, as permitted by the 1940 Act. Four of the nominees for Director who currently serve on the Board are not “interested persons” of the Company (“Independent Directors”), as defined in the 1940 Act. The current Independent Directors are Mr. Austin, Ms. Boyle, Ms. Lipton, and Ms. Minor. Mr. Stephens is an “interested person” as defined in the 1940 Act by virtue of his position with the Company and the Advisor. The Board recommends that Mr. Austin, Ms. Boyle, Ms. Minor, and Mr. Stephens be re-elected. The Board also recommends that Mr. Evans be elected to the Board. If elected Mr. Evans would be an “interested person” by virtue of his position with the Company and the Advisor and therefore would not be an Independent Director if elected.

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Certain information about Mr. Austin, Ms. Boyle, Ms. Lipton, Ms. Minor, Mr. Stephens, and Mr. Evans is set forth below. Each person listed under “Interested Persons” below is an “interested person” of the Company, the Advisor, or the Underwriter. Each person who is not an “interested person” of the Company, the Advisor, or the Underwriter is referred to as an “Independent Director” and is listed as such in the table below. The address of each Director, nominee and officer as it relates to the Company’s business is 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717. The individuals named in the accompanying proxy form intend to vote at the Meeting (unless directed not to do so) FOR the election of Mr. Austin, Ms. Boyle, Ms. Minor, Mr. Stephens, and Mr. Evans.

Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Independent Directors:
George E. Austin Birth date: 9/15/52	Chairman since 2021 Director since 2011	• President of AVA Civic Enterprises Inc. (consulting firm), since 2011 • Director of W. Jerome Frautschi Foundation Inc. (private foundation), since 2012; President from 1998 to 2012 • Director of the Home Savings Bank since 1998 • Director of Overture Development Corporation (support organization for Overture Center Foundation), since 2001; President from 2001 to 2009	3	None
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Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Cornelia Boyle Birth date: 9/23/53	Director since 2015	• Currently retired • Director of North Track Funds, Inc. (investment company) from 2003 to 2009 • Trustee of Ziegler Exchange Traded Trust (investment company) from 2005 to 2009 • Executive Vice President and Chief Operations Officer, AIG Sun America Retirement Markets, Inc. (distribution and marketing company for variable annuity and retirement products) from 2000 to 2003 • Executive Vice President, Fidelity Investments from 1996 to 2000	3	None
Patricia Lipton(2) Birth date: 12/9/42	Chairman from 2018 to 2021 Director since 2007	• Currently retired • Executive Director, State of Wisconsin Investment Board (“SWIB”) from 1989 to 2004 • Assistant Executive Director, SWIB from 1982 to 1989 • Former Director, State Tax Policy Bureau of the Wisconsin Department of Revenue	3	None
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Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Joyce Minor Birth date: 5/1/66	Director since 2019	• Professor of Economics, Macalester College, since 2008 • Senior Vice President, Equity Research, Lehman Brothers (investment bank), 1996-2004 • Vice President, Equity Research, Duff & Phelps (financial advisory and consultancy firm), 1994-1996	3	None
Interested Director and Officer Nominee:
James T. Evans(3) Birth date: 6/6/75	Vice President since 2009	• Chief Investment Officer of Thompson Investment Management, Inc. (“TIM”) since 2009 • Portfolio Manager of TIM since 2008 • Managing Director of Nakoma Capital Management from 2000 to 2005 • A Chartered Financial Analyst	3	None
Interested Directors and Officers:
Jason L. Stephens(3) Birth date: 10/15/74	Director since 2011 Chief Executive Officer since 2015 President since 2020	• Chief Executive Officer of TIM since 2015 • President of TIM since 2020 • Corporate Secretary of TIM from 2004 to 2020 • Portfolio Manager of TIM since 2007 • A Chartered Financial Analyst	3	None
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Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Penny M. Hubbard Birth date: 6/2/61	Vice President since 2022 Chief Financial Officer and Treasurer from 2005 to 2022	• Vice President of TIM since 2004 • Corporate Secretary of TIM since 2020 • Assistant Vice President - Client Services of Thompson Plumb & Associates (“TPA”) and various other capacities 1984-2004	N/A	N/A
James P. DiCristo Birth date: 7/24/70	Chief Financial Officer and Treasurer since 2022

•   Associate Vice President of TIM since 2022

•   Senior Mutual Fund Accounting

Manager at TIM from 2021 to 2022

•   Fund Administration Director at State of Wisconsin Investment Board from 2020 to November 2021

•   Assistant Vice President – Operations and Accounting at Ivy Investment Management Co. from 2017 to 2020

			N/A	N/A
Colleen Donnelly Birth date: 7/26/65	Chief Compliance Officer since 2022	• Chief Compliance Officer of TIM since 2022 • Chief Financial Officer of TIM since 2004 • Chief Financial Officer of TPA from 2003 to 2004	N/A	N/A
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Name and Age	Position(s) Held with Thompson IM Funds, Inc. (1)	Principal Occupation(s) During Past Five Years	Number of Thompson IM Funds Overseen by Director	Other Directorships Held by Director
Lesley T. Bailey Birth date: 9/30/78	Vice President since 2021 Secretary since 2010	• Fund Accounting and Administration at TIM since 2004 • Fund Accounting and Administration at TPA from 2001 to 2004	N/A	N/A
Patsy J. Endres Birth date: 3/4/62	Assistant Vice President since 2021	• Fund Accounting and Administration at TIM since 2019	N/A	N/A

(1)	Officers of the Company serve one-year terms, subject to annual reappointment by the Board. Directors of the Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2)	Patricia Lipton, a current Independent Director, plans to retire from the Board in the spring of 2023 and will remain on the Board until her retirement but will not stand for election at the Meeting.

(3)	Each of Jason L. Stephens and James T. Evans is an “interested person” of the Company by virtue of his position with the Company and TIM.

BOARD LEADERSHIP AND RISK OVERSIGHT

George Austin, who is not an “interested person” of the Company, serves as Chairman of the Board of the Company. The Board of Directors of the Company oversees the management of the Company regarding the administration and operation of the Company and the Funds, including various risks relating to its administration and operation. The Board performs this risk-management oversight both directly and through the audit committee of the Company. Actual day-to-day management of the risks relating to the administration and operation of the Company and the Funds is the responsibility of the Company’s officers, including its Chief Compliance Officer. While the Board, in conjunction with the officers of the Company, attempts to identify all material risks of the Company and of each Fund and to adopt and oversee the implementation of policies and controls to minimize the impact of these risks, it recognizes that it is not possible to identify all of the risks that may affect the Company or a Fund or to develop policies or controls that eliminate all of the Company’s or a Fund’s exposure to risks.

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The Board receives reports, presentations and other information from the Advisor in connection with the Board’s consideration of the renewal of each of the Fund’s investment advisory agreements with the Advisor.

The Board has adopted, and it periodically reviews, policies and procedures designed to address risks to the Company and the Funds. In addition, under the general oversight of the Board, the Advisor and service providers to the Funds have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.

The Board and audit committee regularly receive reports, presentations and other information from officers of the Company, including the Chief Compliance Officer, as well as from the Funds’ portfolio managers and other investment personnel and from various service providers to the Company, regarding a variety of risk-oversight-related matters. For the Board, these matters include valuation and other operational matters, liquidity, internal accounting, investments, cybersecurity, business continuity, securities trading and other portfolio-management aspects of the Funds, the voting of proxies with respect to companies whose securities are held in the Funds’ portfolio, and a report from the Company’s Chief Compliance Officer regarding the effectiveness of the Company’s compliance program. For the audit committee, these matters include information regarding internal controls and accounting, financial reporting policies and practices, and compliance matters. The audit committee also receives regular reports from the Company’s independent registered public accounting firm regarding internal control and financial reporting matters.

BOARD DIVERSITY

The Fund’s nominating committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard.

BOARD COMMITTEES

The Board of Directors of the Company has an audit committee and a nominating committee.

Audit Committee

The audit committee selects and consults with the independent auditors for the Company on matters pertaining to their audits of the Company’s annual financial statements, and approves all audit and non-audit services to be provided by the independent auditors. The audit committee has adopted a written charter, which is available upon request and on the Company’s website at www.thompsonim.com. The audit committee currently consists of Joyce Minor (chair), George E. Austin, Cornelia Boyle, and Patricia Lipton (who will be

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retiring in the spring of 2023), none of whom is an “interested person” of the Company. Ms. Minor has been determined by the Board to be an “audit committee financial expert.” The audit committee met four times during the fiscal year ended November 30, 2022.

Nominating Committee

The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. All nominations of directors who are not “interested persons” of the Company must be made and approved by the nominating committee. The nominating committee identifies persons to consider as directors as the need arises, such as in anticipation of the resignation, death, or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes. In considering proposed director nominees, whether proposed by the nominating committee, the Funds’ management, shareholders, or other persons, the nominating committee may review resumes and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews, and meet as needed to deliberate regarding candidates. The nominating committee has not established any specific minimum qualifications or standards for director nominees, except that it requires review of all Independent Directors’ continued service as an Independent Director when they attain age 75 and annually thereafter. The Company consults with its legal counsel in evaluating the independence of nominees. The nominating committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director. Shareholders may make nominations or recommendations by sending written correspondence to the Board or the Company as described below. The nominating committee has adopted a written charter, which is available upon request and on the Company’s website at www.thompsonim.com. The nominating committee consists of Cornelia Boyle (chair), George E. Austin, Patricia Lipton (who will be retiring in the spring of 2023), and Joyce Minor. None of the members of the Company’s nominating committee is an interested person of the Company as defined in the 1940 Act. The nominating committee met four times during the fiscal year ended November 30, 2022.

BOARD MEETINGS AND ATTENDANCE POLICY

The Board met five times during the fiscal year ended November 30, 2022. The Board is scheduled to meet five times during the current fiscal year. The Company was not required to, and did not, hold an annual meeting of shareholders during the prior fiscal year. In the event of an annual or special shareholder meeting, it is the Board’s policy that each Director is expected but not required to attend that meeting.

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DIRECTOR AND NOMINEE QUALIFICATIONS

A brief summary of each Director’s and nominee’s specific experience, qualifications, attributes, and skills that led the nominating committee to conclude that such person should serve as a Director for the Funds is set forth below.

Independent Directors and Nominees

George E. Austin has significant experience leading and advising complex organizations. From 1998 to 2012, he served as President of the W. Jerome Frautschi Foundation Inc., a private support organization of the Overture Center for the Arts based in Madison, Wisconsin. In that role, he led all aspects of the business planning, design, financing and construction of the $210 million Overture Center for the Arts project. Mr. Austin remains a Director of the Foundation. Other major public-private civic projects which he has led include the $67.1 million Monona Terrace Community and Convention Center (1990-1997), as well as development of the $210 million Wisconsin Institutes for Discovery, a public-private biomedical research institute, from 2005-2011. Mr. Austin served as Director of the City of Madison Department of Planning and Development, and as Executive Director of the Community Development Authority of the City of Madison, from 1983 until 1998. In those roles, he was responsible for management of both entities, including administration of Federal grants, overseeing the response to independent financial and management audits, and developing a tax-exempt housing and redevelopment bonding program designed to revitalize neighborhoods and provide affordable housing units. Mr. Austin gained other financial experience serving on the board of Home Savings Bank, a mutual savings institution, since 1998. He formerly chaired that bank’s audit committee and is a member of its loan committee. Additionally, he served on the Advisory Committee for the Johnson Bank Community Development Corporation from 2003 to 2014. In addition to his years of management and financial experience, Mr. Austin holds a Bachelor of Business Administration degree, majoring in finance, from the University of Wisconsin-Madison, as well as a Master of Science degree in Business and Master of Arts degree in Public Policy and Administration from the University of Wisconsin-Madison.

Cornelia Boyle has extensive experience in the mutual fund industry, both as an executive at several global financial services firms and as a member of multiple fund boards. As the former Executive Vice President and Chief Operations Officer of AIG SunAmerica Retirement Markets, she directed the firm’s marketing, product management, sub-advisory selection, finance, and operations. At Fidelity Investments, Ms. Boyle served as Executive Vice President, Strategic Marketing, in which role she spearheaded the launch of several new series of mutual funds and oversaw various pricing and branding initiatives. As a member of the board of directors of North Track Funds from 2003 to 2009 and of the board of trustees of Ziegler Exchange-Traded Trust from 2005 to 2009, Ms. Boyle chaired those organizations’ pricing and valuation committees and served on their audit and contract committees.

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Joyce Minor serves as Karl Egge Professor of Economics at Macalester College. A graduate of Harvard Business School and Macalester College, she assumed her current role at Macalester after serving as an equity research analyst for firms such as Lehman Brothers and Duff & Phelps for over a decade. At Macalester, she has taught courses on securities analysis, investment banking, and applied economics. She has extensive experience relating to financial statement analysis, capital structure considerations, and equity valuations. She also serves as a member of the Investment Committee of the Macalester College Board of Trustees, in which role she helps to oversee endowment assets of over $825 million.

Interested Directors and Nominees

Jason L. Stephens has been with Thompson Investment Management, Inc. in various capacities for more than 19 years. He has extensive experience conducting financial analysis of companies through examination of their various financial and legal disclosure statements, and he is intimately familiar with the Company’s methodologies and processes, having grown with the Company through its reorganization in December 2003 and eventually being appointed to the positions of Chief Executive Officer of both the Company and TIM and portfolio manager to each of the Funds. He has also gained extensive compliance and risk management experience while with the Company, having served at times as the Company’s Chief Compliance Officer and having participated as part of the team that developed compliance policies and procedures for the Company in response to the promulgation of SEC Rule 38a-1. Prior to joining the Company, Mr. Stephens obtained broad leadership and administrative experience as company manager and director of administration at two notable Madison-based opera companies, Opera for the Young and the Madison Opera. Mr. Stephens holds a Master of Science degree in Finance from the University of Wisconsin-Madison, as well as a Master’s degree in Arts Administration and a Bachelor of Science degree in English and Communication Arts.

James T. Evans has been actively involved in the management of the MidCap Fund since its March 31, 2008 inception and in the management of the LargeCap Fund and the Bond Fund since February 2009. Mr. Evans, a Vice President of the Company, is the Chief Investment Officer, Principal, and a Portfolio Manager at TIM. Previously, he was a Managing Director for Nakoma Capital Management in Madison, Wisconsin. Mr. Evans graduated summa cum laude from Macalester College with a Bachelor of Arts degree in Economics and Computer Science. He also earned a M.B.A. in Finance and Accounting and a M.S. in Finance from the University of Wisconsin-Madison. Mr. Evans completed the Applied Security Analysis Program at the University of Wisconsin-Madison Business School. He is a CFA charterholder.

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SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Director or Nominee in each Fund as of December 15, 2022, as well as the aggregate dollar range in all registered investment companies overseen by the Director within all the Funds:

Director or Nominee	Fund	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Director in Family of Investment Companies
Independent Directors:
George E. Austin	LargeCap Fund MidCap Fund Bond Fund	None $50,001 - $100,000 $10,001 - $50,000	$50,001 - $100,000
Cornelia Boyle	LargeCap Fund MidCap Fund Bond Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	Over $100,000
Patricia Lipton(1)	LargeCap Fund MidCap Fund Bond Fund	$10,001 - $50,000 $10,001 - $50,000 Over $100,000	Over $100,000
Joyce Minor	LargeCap Fund MidCap Fund Bond Fund	$10,001 - $50,000 $10,001 - $50,000 $10,001 - $50,000	$10,001 - $50,000
Interested Director:
Jason L. Stephens	LargeCap Fund MidCap Fund Bond Fund	Over $100,000 Over $100,000 $50,001 - $100,000	Over $100,000
Interested Director Nominee:
James T. Evans	LargeCap Fund MidCap Fund Bond Fund	Over $100,000 Over $100,000 $50,001 - $100,000	Over $100,000

(1)	Patricia Lipton, a current Independent Director, plans to retire from the Board in the spring of 2023 and will remain on the Board until her retirement but will not stand for election at the Meeting.

There is no arrangement or understanding with respect to the composition of the Board of the Company or of the Advisor, or with respect to the selection of appointment of any person to any office with either such company, relating to the ownership of the shares of the Company or the Advisor.

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Material Transactions with Independent Directors

No Independent Director of the Company or any immediate family member of an Independent Director has had, during the two most recently completed calendar years, a direct or indirect interest in the investment adviser, the principal underwriter, or in any person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter for the Funds exceeding $120,000. In addition, no Independent Director of the Company or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which one of the parties was the Company; an officer of the Company; an investment company or an officer of any investment company having the same investment adviser or principal underwriter as the Funds as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with the investment adviser or principal underwriter of the Funds; the Funds’ investment adviser or principal underwriter; an officer of the Funds’ investment adviser or principal underwriter; or a person or an officer of a person directly or indirectly controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Funds (an “Associated Person”). No Independent Director of the Company or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $120,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

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COMPENSATION

In addition to the fees below, the Company reimburses the independent Directors for their related business expenses. No interested Director or Company officer received any compensation from the Company during the Company’s most recently completed fiscal year. The following table shows the total compensation paid to the Directors during the fiscal year ended November 30, 2022, for their service to the Funds:

Director Compensation:

Director	Fund	Aggregate Compensation	Pension or Retirement Benefits	Estimated Annual Benefits Upon Retirement	Total Compensation From Investment Company Complex
George E. Austin	LargeCap Fund	$10,958	None	None	$76,500
	MidCap Fund	$8,632
	Bond Fund	$56,910
Cornelia Boyle	LargeCap Fund	$7,584	None	None	$53,000
	MidCap Fund	$5,971
	Bond Fund	$39,445
Patricia Lipton(1)	LargeCap Fund	$7,305	None	None	$51,000
	MidCap Fund	$5,755
	Bond Fund	$37,940
Joyce Minor	LargeCap Fund	$7,584	None	None	$53,000
	MidCap Fund	$5,971
	Bond Fund	$39,445

(1)	Patricia Lipton, a current Independent Director, plans to retire from the Board in the spring of 2023 and will remain on the Board until her retirement but will not stand for election at the Meeting.

REQUIRED VOTE

If a quorum is present, a plurality of all shares voted at the meeting is sufficient for the election of Directors, which means that the candidates receiving the highest number of votes shall be elected.

Abstentions and broker non-votes will have no effect in the election of directors but will be counted for purposes of determining whether a quorum is present.

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ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 (“Cohen”), has been selected by the Board, including a majority of the independent Directors, to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending November 30, 2022. Cohen, in accordance with the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, has confirmed to the Audit Committee that it is an independent registered public accounting firm with respect to the Company and each of the Funds. The Audit Committee has approved the engagement of Cohen as the Company’s independent registered public accounting firm for the current fiscal year. The Funds do not expect representatives of Cohen to be present at the Meeting; however, representatives of Cohen will have the opportunity to make a statement if they wish and will be available should any matter arise requiring their presence including to answer appropriate questions.

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all auditing services and non-audit services (including the fees for such services and terms thereof) to be performed for the Company by the independent registered public accounting firm. The Audit Committee is also required to approve, prior to appointment, the engagement of the independent registered public accounting firm to provide other audit services to the Company, or to provide non-audit services to the Funds, any investment adviser, sub-adviser or any entity controlling, controlled by, or under common control with the investment adviser or any sub-adviser that provides ongoing services to the Company if the engagement relates directly to the operations and financial reporting of the Company. The engagement to render auditing and non-auditing services would be presented to and pre-approved by the Audit Committee. All of the audit, audit-related and tax services described above for which the Funds’ independent registered public accounting firm billed the Company fees for the fiscal years ended November 30, 2021 and 2022 were pre-approved by the Audit Committee.

Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees

For the fiscal year ended November 30, 2022, Cohen received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $44,500, $0, $9,000 and $0, respectively. For the fiscal year ended November 30, 2021, Cohen received “audit fees,” “audit-related fees,” “tax fees” and “all other fees” in the amounts of $41,500, $0, $9,000 and $0, respectively. In the aggregate, Cohen was compensated $9,000 in non-audit-related fees for the fiscal year ended November 30, 2022. Cohen did not bill any non-audit fees to TIM or any entity controlling, controlled by, or under common control with TIM for the fiscal years ending November 30, 2021 and 2022, respectively.

Audit-related fees comprise assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Company’s financial statements

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and that are not reported as audit fees. Tax fees comprise professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including preparation of state and federal tax returns and review of the Company’s distributions of capital gains and dividend and interest income.

Voting and Solicitation Information

Shareholders are entitled to one vote for each Fund share held at the close of business on December 15, 2022 (the “Record Date”). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter or telephone, will be paid by the Company. In addition to solicitation by mail, Directors, certain officers and representatives of the Company, officers and employees of the Advisor, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. The Company has also engaged Broadridge Financial Solutions to assist it in its proxy solicitation efforts, including solicitation of proxies by telephone or personally.

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact the Company at 1-800-999-0887.

Revocation of Proxy

Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Company at 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Company. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

Quorum Requirement

The presence at the Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Funds, as of the Record Date, without regard to series, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of

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the shares of the Funds present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum but will have no effect in the election of directors.

Shareholdings Information

Holders of record of the shares of the Funds on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

Shareholdings Information as of the Record Date

The chart below indicates the number of shares of each Fund that were outstanding as of the close of business on the Record Date.

Fund	Shares Outstanding
LargeCap Fund	1,667,021.292
MidCap Fund	3,756,970.645
Bond Fund	166,152,021.001

Principal Shareholders of the Fund as of the Record Date

The following table sets forth the names, addresses and percentage ownership of each person who owns of record, or is known to management to own beneficially, 5% or more of a Fund’s outstanding shares as of the Record Date.

Name and Address	Type of Ownership	Percentage Ownership
LARGECAP FUND:
Charles Schwab(1) 211 Main Street San Francisco, CA 94105-1901	Record	22.24%
National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	Record	11.07%
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Name and Address	Type of Ownership	Percentage Ownership
John W. Thompson(1) 1255 Fourier Drive, Suite 200 Madison, WI 53717	Beneficial	9.99%
J.P. Morgan Securities LLC(1) 4 Chase Metrotech Center Brooklyn, NY 11245-0001	Record	9.88%
All officers and directors of the Investment Company as a group (11 persons)		1.61%
MIDCAP FUND:
Charles Schwab(2)(4) 211 Main Street San Francisco, CA 94105-1901	Record	46.39%
John W. Thompson(2) 1255 Fourier Drive, Suite 200 Madison, WI 53717	Beneficial	20.09%
J.P. Morgan Securities LLC(2) 4 Chase Metrotech Center Brooklyn, NY 11245-0001	Record	18.54%
Empower Trust(2)(3) 8515 East Orchard Road 2T2 Greenwood Village, CO 80111-5002	Record	10.41%
Thompson Investment Management, Inc. 401(k) Profit Sharing Plan(2)(3) 1255 Fourier Drive, Suite 200 Madison, WI 53717	Beneficial	10.41%
Philip Newman Family Trust(4) c/o Charles Schwab 211 Main Street San Francisco, CA 94105-1901	Beneficial	8.43%
National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	Record	8.09%
All officers and directors of the Investment Company as a group (11 persons)		9.28%
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Name and Address	Type of Ownership	Percentage Ownership
BOND FUND:
National Financial Services LLC 499 Washington Blvd., 4th Floor Jersey City, NJ 07310-1995	Record	49.55%
Charles Schwab 211 Main Street San Francisco, CA 94105-1901	Record	18.73%
TD Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103-2226	Record	6.75%
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, MO 63103-2523	Record	5.86%
All officers and directors of the Investment Company as a group (11 persons)		0.05%

(1)	The percentage beneficial ownership of John W. Thompson shown in the table with respect to the LargeCap Fund is also included within the amount of the percentage record ownership shown for Charles Schwab and J. P. Morgan Securities LLC.

(2)	The percentage beneficial ownership of John W. Thompson shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for Charles Schwab, Empower Trust, J. P. Morgan Securities LLC, and the Thompson Investment Management, Inc. 401(k) Profit Sharing Plan.

(3)	The percentage beneficial ownership of Thompson Investment Management, Inc. 401(k) Profit Sharing Plan shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for Empower Trust.

(4)	The percentage beneficial ownership of the Philip Newman Family Trust shown in the table with respect to the MidCap Fund is also included within the amount of the percentage record ownership shown for Charles Schwab.

Shareholder Proposals for Subsequent Meetings and Communication with the Board

The Board has not received any shareholder proposals to be considered for presentation at the Meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of Thompson IM Funds, Inc. 1255 Fourier Dr., Suite 200, Madison,

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Wisconsin 53717, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders.

Such communications may be sent to the Secretary of the Company, who will review the nature of such communications and forward those she believes in good faith raise serious and relevant matters for consideration by the Board. The Secretary of the Company may seek the assistance of counsel to the Company in determining whether a shareholder communication should be forwarded to the Board. Shareholder communications should be sent to Thompson IM Funds, Inc., Attention: Secretary, 1255 Fourier Dr., Suite 200, Madison, Wisconsin 53717.

Shareholders also have an opportunity to communicate with the Board at Shareholder Meetings. The Company does not have a policy requiring Board members to attend Shareholder Meetings, although such attendance is encouraged.

Delivery of Documents to Shareholders

To control mailing and printing costs, we will deliver a single set of proxy materials to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.”

In order to consent to householding of the proxy materials you must have previously consented to receiving shareholder communications in such a way. You may revoke your consent to householding at any time by calling Thompson IM Funds at 1-800-999-0887 or by writing to us at Thompson IM Funds, Inc., c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. If your shares are held through a financial institution, please contact that institution directly.

Other Matters to Come Before the Meeting

No Director is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company, the Fund and the shareholders.

THANK YOU FOR VOTING

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PLEASE FOLLOW THE INSTRUCTIONS

ON THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ONLINE OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

By Order of the Board of Directors of
the Thompson IM Funds, Inc.

Lesley T. Bailey Secretary
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EXHIBIT A

THOMPSON IM FUNDS, INC.

NOMINATING COMMITTEE CHARTER

(Revised As of May 20, 2021)

This nominating committee charter sets forth the roles and responsibilities of the nominating committee (the “Committee”) of the Board of Directors (the “Board”) of Thompson IM Funds, Inc. (the “Funds”), the policies and procedures for director nominations, and process and manner in which shareholders can communicate with the Board.

I.	Composition of Nominating Committee

A. The Committee shall consist of two or more directors, none of whom are “interested persons” of the Funds (“Independent Directors”) within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each member of the Committee shall complete a questionnaire at least annually to confirm that such member is an Independent Director. The composition of the Committee shall be as set forth on Exhibit A attached hereto, which may be amended from time to time.

B. Members of the Committee shall be appointed (and may only be removed or replaced) by a majority of the Independent Directors then serving on the Board.

C. Each member of the Committee shall continue to serve until the earliest to occur of his death, retirement, resignation or removal as a director, resignation as a Committee member, removal by a majority of the Independent Directors then serving on the Board or replacement by a duly appointed successor.

D. The Committee shall appoint a Chair of the Committee. The Chair shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the other Committee members. The Chair shall serve in such capacity until removed by the Committee or replaced by a duly appointed successor.

II.	General Rights and Responsibilities of Nominating Committee

A.	Committee Purposes.

The purposes, rights and responsibilities of the Nominating Committee are the following:

1. To identify, evaluate, consider and recommend persons to the Board, to recommend persons to the Board for appointment to the Audit Committee of the Board, and to appoint Directors to any other committee of the Board;

A-1

2. To select and nominate Independent Directors for appointment or election to the Board;

3. To determine the independence of proposed Independent Directors and review and ensure their ongoing independence;

4. To develop and recommend to the Board suitable qualifications for directors;

5. To recommend to the Board the compensation of the Independent Directors and members of committees of the Board;

6. To coordinate and facilitate evaluations of the performance of the Board and its committees, including the Committee;

7. To review and assess periodically the adequacy of this Charter and recommend any proposed changes to the Board for approval, with any material amendments to this Charter requiring the approval of both a majority of the Funds’ directors and a majority of the Independent Directors;

8. To engage such search firms, attorneys, consultants and experts as the Committee deems appropriate in discharging its responsibilities, at the expense of the Funds; and

9. To take such other action and accept such other responsibilities as may be delegated by the Board.

B.	Committee Meetings.

1. The Committee may meet as often as it determines on at least 48 hours’ notice to the Committee members (although the members may waive such notice requirement), but not less frequently than annually. Meetings may be in person or by means of telephone conference call.

2. A majority of the members of the Committee shall constitute a quorum for purposes of its meetings.

3. The approval of a majority of the members of the Committee then present at a meeting shall be required in order for the Committee to take action.

4. The Committee may take action by written consent of a majority of the members of the Committee in lieu of a meeting. Any Committee member may indicate his or her consent by e-mail or other electronic means, provided the Committee member intends his or her electronic transmission to serve as his or her written consent under this Committee Charter.

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III.	Consideration of Director Nominees

A.	Identification, Consideration, Evaluation and Selection of Nominees.

1. The Committee (or its representatives) shall identify persons to consider as directors from time to time as the need arises, such as in anticipation of the resignation, death or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes.

2. The Committee may, but is not required to, consider proposed director nominees who are recommended or suggested by persons other than Committee members, such as the Funds’ management, independent auditors, legal counsel and other service providers, search firms, consultants and shareholders of the Funds.

3. In considering proposed director nominees, the Committee may review resumes and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews and meet as needed to discuss candidates.

B.	Director Qualifications

1. Factors to be considered by the Committee for determining persons for recommendation or selection as directors may include the following, among others that the Committee may deem appropriate: the candidate’s judgment; skill; business and professional experience (particularly in comparable industries and in relation to the experience of other directors); other directorship experience, special expertise, if any; commitment, willingness and ability to serve; education; place of residence and proximity or convenience to the Funds’ principal offices; character and integrity; public profile and community involvement; diversity; ability to work with others; independence; and nature of any relationships with the Funds or its management and other directors

2. No person shall be recommended or nominated by the Committee unless the Committee is satisfied that the person understands and agrees to discharge his fiduciary duties to the shareholders of the Funds and that the appointment or election of such person as a director is in the best interests of the Funds and their shareholders.

3. The Committee may establish and develop minimum standards and qualifications for directors, including education, business or professional experience, age and the like. Except for the requirement that the Nominating Committee will review each independent director’s continued service as an independent director when such independent director attains age 75 and annually thereafter, the Committee has not established or developed any minimum standards or qualifications for directors.

A-3

C.	Shareholder Nominations.

1. Shareholders of the Funds may at any time make recommendations and suggestions to the Committee regarding possible director nominees.

2. The Committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director.

3. Recommendations and suggestions by shareholders for possible director nominees that have not been made within one year prior to the appointment or election of a director will generally be disregarded.

IV.	Shareholder Communications with Board

A. Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders.

B. Such communications shall be sent to the Secretary of the Funds who will review the nature of such communications and forward those he believes in good faith raise serious and relevant matters for consideration by the Board. The Secretary of the Funds may seek the assistance of counsel to the Funds in determining whether a shareholder communication should be forwarded to the Board. Shareholder communications are to be sent to the following address:

Thompson IM Funds, Inc.

Attention: Secretary

1255 Fourier Dr., Suite 200

Madison, WI 53717

C. Directors are expected but not required to attend meetings of shareholders of the Funds.

COMPOSITION OF NOMINATING COMMITTEE

Cornelia Boyle - Chair

George E. Austin

Patricia Lipton

Joyce R. Minor

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EXHIBIT B

THOMPSON IM FUNDS, INC.

AUDIT COMMITTEE CHARTER

(Revised As of March 31, 2021)

Purposes

The purposes of the Audit Committee (the “Committee”) are:

1. To oversee accounting and financial reporting policies and practices of Thompson IM Funds, Inc. (the “Funds”), its internal controls and, as deemed appropriate by the Committee, the internal controls of the Funds’ service providers;

2. To oversee the quality, objectivity, and integrity of the Funds’ financial statements and the independent audit thereof; and

3. To monitor the independent auditor’s qualifications, independence, and performance.

The function of the Committee is oversight; it is not responsible for maintaining appropriate systems for accounting and internal control or planning or carrying out a proper audit.

Committee Membership

The Committee will be composed entirely of directors who (1) are not “interested persons” of the Funds within the meaning of the Investment Company Act of 1940, as amended (“Independent Directors”), and (2) have not accepted and will not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds (other than fees for serving on the Board or any committees of the Board). Each Committee member will be appointed by the Board and will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

Each Committee member will complete a director and officer questionnaire on an annual basis. The Committee, with the assistance of legal counsel, will review the questionnaires to confirm that each Committee member continues to be an Independent Director.

The composition of the Committee shall be as set forth on Exhibit A attached hereto, which may be amended from time to time.

Audit Committee Financial Expert

The Board may determine that one or more of the Committee’s members qualifies as an “audit committee financial expert” as defined by Section 407 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the regulations promulgated thereunder. On an annual basis, the

B-1

Funds must disclose in their shareholder reports on Form N-CSR either that the Committee (1) does have at least one audit committee financial expert, and name the expert and disclose whether the expert is independent of management; or (2) does not have an audit committee financial expert and explain why it does not have an expert.

Committee Meetings

The Committee will meet as often as it determines, but not less frequently than semi-annually. The Committee may request any officer or employee of the Funds, counsel for the Funds or independent counsel, the independent auditor, or others to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee members may appoint a Chair of the Committee. If so appointed, the Chair will preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the Committee members. The Chair will serve until he or she resigns, is removed by the Board, or is replaced by a duly appointed successor.

At any Committee meeting, 50% of the Committee members then in office constitutes a quorum. Any action of the Committee requires the vote of a majority of the Committee members then in attendance at any Committee meeting provided a quorum is present (or by such other means as authorized by the Funds’ Articles of Incorporation or Bylaws).

Committee Authority and Responsibilities

The Committee will select the independent auditors each year and pre-approve all auditing services to be performed for the Funds. The Committee will be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor will report directly to the Committee.

The Committee will pre-approve all permitted non-audit services (including the fees and terms thereof) to be performed for the Funds, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are approved by the Committee prior to the completion of the audit. The Committee also will pre-approve all permitted non-audit services to be performed for Thompson Investment Management, Inc. (the “Advisor”) (or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Funds) by the Funds’ independent auditor if the engagement relates directly to the operations and financial reporting of the Funds, subject to de minimis exceptions.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre- approvals will be presented to the full Committee at its next scheduled meeting.

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The Committee will have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Funds (or the appropriate portfolio(s) thereof) will provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will make regular reports to the Board. The Committee will review and reassess the adequacy of this charter periodically and recommend any proposed changes to the Board for approval. Any material amendments to this charter must be approved by both a majority of the Funds’ directors then in office and a majority of the Independent Directors then in office.

The Committee, to the extent it deems necessary or appropriate, will:

Financial Statement and Disclosure Matters

1. Meet with the Funds’ independent auditors to (a) review the arrangements for and scope of the annual audit and any special audits; (b) discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors and the results of the audit(s); (c) consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls; and (d) review the form of opinion the auditors propose to render to the Board of Directors and shareholders.

2. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles, any major issues as to the adequacy of the Funds’ internal controls and any special steps adopted in light of material control deficiencies.

3. Review and discuss timely reports (reports received prior to the filing of an audit report) from the independent auditors on:

(a) All critical accounting policies and practices to be used.

(b) All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences; management representation letter; reports on observations and recommendations on internal controls; schedule of unadjusted audit differences, and a listing of adjustments and reclassifications not recorded; engagement letter; and independence letter.

B-3

(d) All non-audit services provided to any entity in the investment company complex that were not pre-approved by the Committee.

4. Review disclosures made to the Committee by the Funds’ CEO and CFO during their certification process for the Form N-CSR about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls.

Oversight of the Fund’s Relationship with the Independent Auditor

1. Obtain and review a report from the independent auditor at least annually regarding all relationships between the independent auditor and the Funds or the Advisor.

2. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management.

3. Discuss with the independent auditor matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

4. Ensure the rotation of the audit partners as required by law and regulations.

5. Recommend to the Board policies for the Funds’ hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Funds.

6. Prior to the engagement of the auditor, confirm that the Funds’ CEO, controller, CFO, chief accounting officer or any person serving in an equivalent position was not employed by that registered public accounting firm (or, if employed, did not participate in any capacity in the audit of the Funds) during the one-year period preceding the date of the initiation of the audit.

Compliance Oversight Responsibilities

1. Obtain from the independent auditor assurance that it is not aware of any illegal acts involving the Funds.

2. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Funds’ financial statements or accounting policies.

3. Discuss with the Funds’ legal counsel and independent legal counsel any legal matters that may have a material impact on the financial statements.

B-4

4. As deemed necessary or appropriate, meet with the Funds’ treasurer and with internal auditors, if any, for the Funds’ service providers.

5. Investigate any improprieties brought to the Committee’s attention in writing or otherwise actually known by the Committee or suspected improprieties (based on information provided to the Committee) in the Funds’ operations.

6. Perform such other functions consistent with this charter, the Funds’ articles of incorporation, bylaws, and applicable law, as the Committee or the Board deems necessary and appropriate.

COMPOSITION OF AUDIT COMMITTEE

Joyce Minor - Chair

George E. Austin

Cornelia Boyle

Patricia Lipton

B-5

THOMPSON IM FUNDS, INC.
C/O U.S. BANK GLOBAL FUND SERVICES
P.O. BOX 701
MILWAUKEE, WISCONSIN 53201-0701

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93589-S55134

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.
1. To elect five Directors to the Company's Board of Directors 01) George E. Austin 02) Cornelia Boyle 03) Joyce Minor 04) Jason L. Stephens 05) James T. Evans	☐	☐	☐	______________________

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed above, and will be voted in the discretion of the proxy holder(s) on any other matter that may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof. If this proxy is properly executed but no direction is made as regards to the proposal included in the proxy statement, such votes entitled to be cast by the undersigned will be cast "FOR" such proposal.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. You may revoke your proxy before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Shareholders and the accompanying Proxy Statement.

NOTE: Please sign exactly as your name(s) appears on this Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

The proxy statement for this meeting is available at: www.thompsonim.com

D93590-S55134

THOMPSON IM FUNDS, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THOMPSON IM FUNDS, INC.

By signing this proxy, you revoke all prior proxies and constitute and appoint Jason L. Stephens and Lesley T. Bailey, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Thompson IM Funds, Inc. (the "Company") which you are entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of Thompson Investment Management, Inc., 1255 Fourier Drive, Suite 200, Madison, Wisconsin 53717, on February 23, 2023, 11:00 a.m. Central Time, and at any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.